Exhibit 4.01-5
                                                                    to the
                                                                Credit Agreement

            PLEDGE AND SECURITY AGREEMENT dated as of May 15, 1997, made by DREW INDUSTRIES INCORPORATED, a Delaware corporation (the "Company"), KINRO, INC., an Ohio corporation ("Kinro"), SHOALS SUPPLY, INC., a Delaware corporation ("Shoals"; together with Kinro, the "Borrowers"; the Company together with the Borrowers, the "Stock Pledgors"), KINRO HOLDING, INC., a New York corporation ("KHI"), SHOALS HOLDING, INC., a New York corporation ("SHI"; together with KHI, the "Partnership Pledgors") (each of the Company, Kinro, Shoals, KHI and SHI being referred to herein as a "Pledgor") in favor of The Chase Manhattan Bank as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

            Reference is hereby made to the Credit Agreement dated as of May 15, 1997 (as amended, supplemented, or modified from time to time, the "Credit Agreement") among Kinro and Shoals (as Borrowers), the financial institutions party thereto as lenders (the "Lenders") and The Chase Manhattan Bank as agent (in such capacity, the "Administrative Agent"). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement.

            The Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement. Each Pledgor other than the Borrowers has guaranteed the Obligations of the Borrowers. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Pledgors of an agreement in the form hereof.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I.

      Section 1.01. Definitions. In addition to the terms defined above, the following words and terms shall have the respective meanings, and it is hereby agreed with respect thereto, as follows:

            "Agreement" shall mean this Pledge and Security Agreement, as it shall be amended, supplemented or otherwise modified from time to time.

            "Obligations" shall mean, collectively, (a) the due and punctual payment of (i) the principal of, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans when and as due, whether at maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of the Letter of Credit when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (x) of the Borrowers under the Credit Agreement,
(y) of the Guarantors under the Guarantee Agreements, (z) of the Borrowers and of the other Credit Parties under any other Loan Documents (including this Agreement) to which the Borrowers or such other Credit Parties are or are to be parties, and (aa) of the Borrowers (or either of them) to any Lender as an Interest Rate Protection Merchant under or in respect of any Interest Rate Hedging Agreement now or hereafter in effect, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and of the Borrowers and of the other Credit Parties under the other Loan Documents (including the Guarantee Agreements and this Agreement) and or under any Interest Rate Hedging Agreement now or hereafter in effect.

            "Partner" shall mean any partner in a Partnership.

            "Partnership" shall have the meaning given thereto in Schedule II hereto.

            "Partnership Documents" shall have the meaning given thereto in
Schedule II hereto.

                                   ARTICLE II.

      Section 1.01. Pledge and Grant of Security Interest. (a) As security for the payment and performance in full of its Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, and grants to the Collateral Agent for the ratable benefit of the Secured Parties, a first priority security interest in (i) the shares of capital stock listed below the name of such Pledgor on
Schedule I and any shares of stock of any Subsidiary obtained in the future by such Pledgor and the certificates representing all such shares (the "Pledged Stock"), (ii) all of such Pledgor's respective partnership interests and related rights described in Schedule II and any partnership interests or other equity interests in any Subsidiary obtained in the future by such Pledgor (the "Pledged Interests"), (iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof, (iv) subject to Section 2.05, all payments of dividends and distributions, including, without limitation, all cash, instruments and other property, from time to time received, receivable or otherwise paid or distributed, in respect of, or in exchange for or upon the conversion of the securities and other property referred to in clauses (i),
(ii), or (iii) above, (v) subject to Section 2.05, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above, (vi) any and all custodial accounts or other safekeeping accounts in which any of the foregoing property (and any property described in the following clause (vii)) may be deposited, and any security entitle ments or other rights relating thereto, and (vii) all proceeds of any of the foregoing (the items referred to in clauses (i) through (vii) above being collectively referred to as the "Collateral").


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

            (b) Upon delivery to the Collateral Agent, any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may request. Without limiting Section 2.02(b), (i) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may request, and (ii) upon the grant of a security interest in partnership interests or other equity interests in any Person now or hereafter included in the Collateral, there shall be executed and delivered to the Collateral Agent such instruments of consent, waiver, and recognition, from the issuer and other equity holders thereof (having provisions comparable to the Consent, Waiver and Recognition Agreement in the form of Exhibit 2.01 hereto) and such other instruments and documents (including Uniform Commercial Code financing statements duly executed in proper form for filing in such offices as the Collateral Agent shall require) as the Collateral Agent may request. Each delivery of Pledged Securities and each such grant of a security interest shall be accompanied by a schedule describing the securities and equity interests theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I or Schedule II, as applicable, and made a part hereof (provided that the failure to deliver any such schedule shall not impair the security interest hereunder of the Collateral Agent in any Pledged Securities or Pledged Interests). Each schedule so delivered (except to the extent in error) shall supersede any prior schedules so delivered.

      Section 1.02. Deliveries. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing Collateral, and any other instruments referred to in Section 2.01(b).

                  (b) Upon execution and delivery hereof there shall be delivered to the Collateral Agent a duly executed Consent, Waiver, and Recognition Agreement in the form of Exhibit 2.01 hereto in respect of each Partnership.

      Section 1.03. Representations; Warranties; Covenants. Each Pledgor hereby represents, warrants and covenants, to and with the Collateral Agent that:

                  (a) (i) the Pledged Stock has been delivered to the Collateral Agent in pledge hereunder, and represents that percentage as set forth on
Schedule I of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto; and (ii) a first priority security interest in the Pledged Interests has been granted to the Collateral Agent hereunder, and the Pledged Interests represent the interests in the Partnerships as set forth in Schedule II;

                  (b) each Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Collateral indicated on
Schedule I or Schedule II to be owned by such Pledgor, (ii) holds the same free and clear of all Liens, except for the security interest granted hereunder,
(iii) will make no assignment, pledge, hypothecation or transfer of or create or suffer to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 2.05, will cause any and all Collateral to be forthwith deposited with the Collateral Agent and pledged or otherwise subject to the security interest created hereunder;

                  (c) each Pledgor (i) has the power and authority to pledge or grant a security interest in the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein and the Lien of the Collateral Agent for the ratable benefit of the Secured Parties against any and all other Liens, however arising, of all persons whomsoever.

                  (d) no consent or approval (i) of any Governmental Authority or any securities exchange or (ii) of any other Person except any such Person whose consent has been obtained in writing and delivered to the Collateral Agent, was or is necessary to the validity of the pledge or grant of a Security Interest effected hereby;

                  (e) (i) when the Pledged Securities, certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will have a valid and perfected first Lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and (ii) when Uniform Commercial Code Financing Statements in the form of Exhibit 2.03 hereto naming the appropriate Pledgor in accordance with
Schedule II as debtor and the Collateral Agent as secured party are filed in the respective offices as set forth in Schedule 2.03 hereto, the Collateral Agent will have a valid and perfected first Lien upon and security interest in such Pledged Interests as security for the payment and performance of the Obligations;

                  (f) the pledge and the grant of a security interest effected hereby are effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein.

      Section 1.04. Registration in Nominee Name, Denominations; Further Assurances. (a) The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities and Pledged Interests in its own name, the name of its nominee or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities or Pledged Interests. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement (and the surrender of any certificates to the issuer or any agent thereof for such purpose shall not constitute a release of the security interest of the Collateral Agent in any such Pledged Securities represented thereby). If at any time the Pledged Interests are represented or evidenced by any certificates, the same shall promptly be delivered to the Collateral Agent in pledge hereunder together with any instruments of transfer requested by the Collateral Agent.

                  (b) Each Pledgor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the pledge and the security interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the pledge, and the granting of the security interest hereunder and the filing of any financing statements or other documents in connection herewith.

      Section 1.05. Voting Rights; Dividends. (a) Unless and until an Event of Default shall have occurred and be continuing;

                        (i) The Pledgors shall be entitled to exercise any and all voting and/or other consensual rights and powers accruing to them as owners of Pledged Securities and Pledged Interests for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such action would not adversely affect the rights inuring to a holder of the Pledged Securities and Pledged Interests or the rights and remedies of any of the Secured Parties under this Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

                        (ii) Each Pledgor shall be entitled to receive and retain any and all cash dividends and distributions paid on the Pledged Securities and cash distributions in respect of the Pledged Interests to the extent and only to the extent that such cash dividends and cash distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends and distributions, and all dividends and distributions (whether in cash or otherwise) in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other payments, dividends, and distributions made on or in respect of the Pledged Securities or Pledged Interests, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or any amendment of any Partnership Document or the admission or withdrawal of any Partner, or received in exchange for Pledged Securities or Pledged Interests or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer or Partnership may be a party or otherwise, shall be and become part of the Collateral, and, if received by a Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement)(any such cash to be applied in accordance with Section 2.07).

                  (b) Upon the occurrence and during the continuation of an Event of Default, all rights of the Pledgors to exercise the voting and consensual rights and powers they are entitled to exercise pursuant to paragraph
(a)(i) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

                  (c) Upon the occurrence and during the continuation of an Event of Default, all rights of each Pledgor to dividends and other distributions that such Pledgor is authorized to received pursuant to the first sentence of paragraph (a)(ii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends and other distributions. All dividends and other distributions received by any Pledgor contrary to the provisions of this Section 2.05 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement) and shall be applied in accordance with the provisions of Section 2.07.

      Section 1.06. Possession, Sale of Collateral, Etc.

                  (a) Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may sell or cause to be sold, whenever it shall decide, in one or more sales or parcels, at such prices as it may deem best, and for cash, on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except ten (10) days' written notice to the Pledgor thereof of the time and place of such sale, which each Pledgor hereby agrees to be commercially reasonable, and such other notices as may be required by applicable statute and cannot be waived), and any Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatever kind, including any equity of redemption, of any Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. At any sale or sales made pursuant to this Agreement, any Secured Party may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption of any Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, all or any portion of the Collateral offered for sale, and may make any payment on account thereof by using any claim for money then due and payable to such Secured Party by any Pledgor as a credit against the purchase price. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereof, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. The Secured Parties shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and shall not be chargeable with any of the obligations or liabilities of any Pledgor. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

                  (b) Each Pledgor hereby agrees that it will indemnify and hold the Collateral Agent and the Secured Parties, and their respective officers, directors, employees, agents, and representatives harmless (except for their own wilful misconduct or gross negligence) from and against any and all claims with respect to the Collateral asserted both before and after the taking of actual possession or control of the Collateral by the Collateral Agent pursuant to this Agreement, or arising out of any act or omission of any party other than the Collateral Agent prior to such taking of actual possession or control by the Collateral Agent, or arising out of any act or omission of such Pledgor, or any agents thereof, before or after the commencement of such actual possession or control by the Collateral Agent. In any action hereunder the Collateral Agent shall be entitled to the appointment, without notice, of a receiver to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon such receiver. Notwithstanding the foregoing, upon the occurrence of an Event of Default, and during the continuation of such Event of Default, the Collateral Agent shall be entitled to apply, without prior notice to any Pledgor, any cash or cash items constituting Collateral in the possession of the Collateral Agent to payment of the Obligations.

      Section 1.07. Application of Proceeds.

                  (a) Each Pledgor hereby agrees that it shall upon the occurrence and during the continuation of an Event of Default, (i) immediately turn over to the Collateral Agent any instruments (with appropriate endorsements) or other items constituting Collateral not then in the possession of the Collateral Agent, the possession of which is required for the perfection of the Collateral Agent's security interest for the ratable benefit of the Secured Parties, all of which shall be held in trust for the benefit of the Collateral Agent for the ratable benefit of the Secured Parties and not commingled prior to its coming into the Collateral Agent's possession, and (ii) take all steps necessary to cause all sums, monies, royalties, fees, commissions, charges, payments, advances, income, profits, and other amounts constituting Proceeds of any Collateral to be deposited directly in an account of the Pledgor (or any of them) with the Collateral Agent and to cause such sums to be applied to the satisfaction of the Obligations.


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

                  (b) All proceeds from any collection or sale of the Collateral pursuant hereto, all Collateral consisting of cash, and all deposits in accounts of any Pledgor with any Secured Party shall be applied (i) first, to the payment of the fees and expenses of the Collateral Agent incurred pursuant to this Agreement or any other Loan Document, including costs and expenses of collection or sale, reimbursement of any advances, and any other costs or expenses in connection with the exercise of any rights or remedies hereunder or thereunder (including, without limitation, reasonable fees and disbursements of counsel),
(ii) second, to the payment in full of the Obligations owed to the Lenders and the Issuing Bank in respect of the Loans, LC Disbursements and any Interest Rate Hedging Agreements, pro rata as among the Lenders (including, but not limited to, any of them as an Interest Rate Protection Merchant) in accordance with the amounts of such Obligations owed to them, and (iii) third, to the payment of the Obligations (other than those referred to above) pro rata as among the Secured Parties in accordance with the amounts of such Obligations owed to them. Any amounts remaining after such applications shall be remitted to the Pledgors or as a court of competent jurisdiction may otherwise direct. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, cash, or balances in accordance with this Agreement.

      Section 1.08. Power of Attorney.

                  (a) Each Pledgor does hereby irrevocably make, constitute and appoint the Collateral Agent or any officer or designee thereof its true and lawful attorney-in-fact with full power in the name of the Collateral Agent, and of such Pledgor, with power of substitution, to, upon the occurrence and during the continuation of an Event of Default, receive, open and dispose of all mail addressed to such Pledgor, to endorse any note, check, draft, money order, or other evidence of payment relating to the Collateral that may come into the possession of the Collateral Agent, with full power and right to cause the mail of such Pledgor to be transferred to the Collateral Agent's own offices or otherwise; to communicate with any issuer of Pledged Securities or any Partnership; to commence or prosecute any suits, actions or proceedings to collect or otherwise realize upon any Collateral or enforce any rights in respect thereof; to settle, compromise, adjust or defend any claims in respect of any Collateral; to notify any issuer of Pledged Securities or any Partnership, or otherwise require them to make payment directly to the Collateral Agent; to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do any and all other acts necessary or proper to carry out the intent of this Agreement and each other Loan Document and the grant, confirmation and continuation of the security interests hereunder and thereunder. Such power of attorney is coupled with an interest and is irrevocable, and shall survive the bankruptcy, insolvency or dissolution of any or all of the Pledgors. Nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.


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

The provisions of this Section shall in no event relieve any Pledgor of any of its obligations hereunder or under the other Loan Documents with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by any Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise. Any sale of Collateral pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

                  (b) Without limiting the preceding paragraph, each Pledgor does hereby further irrevocably make, constitute and appoint the Collateral Agent or any officer or designee thereof its true and lawful attorney-in-fact with full power in the name of the Collateral Agent, and of such Pledgor, with power of substitution, (i) to enforce all of such Pledgor's rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of the Collateral Agent and the Secured Parties, (ii) to enter into and perform such agreements as may be reasonably necessary in order to carry out the terms, covenants and conditions of this Agreement that are required to be observed or performed by such Pledgor, (iii) to execute such other and further mortgages, pledges and assignments of the Collateral and filings or recordations in respect thereof as the Collateral Agent may require for the purpose of protecting, maintaining or enforcing the security interest of the Collateral Agent hereunder for the ratable benefit of the Secured Parties, (iv) to act as authorized in the following Section hereof, and (v) to do any and all other things reasonably necessary or proper to carry out the intention of this Agreement and the grant, confirmation, continuation and perfection of the security interests hereunder. Such power of attorney is coupled with an interest and is irrevocable, and shall survive the insolvency, bankruptcy, or dissolution of any or all of the Pledgors.

      Section 1.09. Financing Statements, Direct Payments, Confirmation . Each Pledgor hereby authorizes the Collateral Agent to file Uniform Commercial Code financing statements (and any other filings) required in connection with the perfection or preservation of the security interest hereunder in respect of all or any part of the Collateral, and amendments thereto and continuations thereof with regard to such Collateral, without such Pledgor's signature, or, in the alternative, to execute such items on behalf of such Pledgor pursuant to the powers of attorney granted in the preceding Section. Each Pledgor further authorizes the Collateral Agent to confirm with any issuer of Pledged Securities or any Partnership the amounts payable to such Pledgor with regard to the Collateral. Each Pledgor hereby further authorizes the Collateral Agent upon the occurrence and during the continuation of an Event of Default to notify any issuer of Pledged Securities or any Partnership that all sums payable to such Pledgor relating to the Collateral shall be paid directly to the Collateral Agent.

      Section 2.10. Termination. The security interest granted hereunder shall terminate when all the Obligations have been fully, finally and indefeasibly paid and performed, the Revolving Credit Exposure of each Lender shall be zero, and when the Revolving Credit Commitment of each Lender shall have terminated. Thereupon, the Collateral Agent will return to the Pledgors the Pledged Securities and execute and deliver, at each Pledgor's expense, Uniform Commercial Code termination statements reasonably requested by such

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Pledgor evidencing the release of the security interest hereunder, all without recourse to or warranty by the Collateral Agent.

      Section 2.11. Remedies Not Exclusive. The remedies conferred upon or reserved to the Collateral Agent and the other Secured Parties in this Article and elsewhere in this Agreement are intended to be in addition to, and not in limitation of any other remedy available to the Collateral Agent and the other Secured Parties.

      Section 2.12. Securities Laws, etc. In view of the position of the Pledgors in relation to the Pledged Securities and Pledged Interests, or because of other current or future circumstances, issues may arise under the Securities Act of 1993, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statue as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities or Pledged Interests permitted hereunder. The Pledgors understand that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities or Pledged Interests, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities or Pledged Interests could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities or Pledged Interests under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgors recognize that in light of the foregoing restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities or Pledged Interests, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities or Pledged Interests for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that in light of the foregoing restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or Pledged Interests or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser (including without limitation, any Partner) to effect such sale. The Pledgors acknowledge and agree that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities or Pledged Interests at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

      Section 2.13. No Assumption of Liability. The pledge and security interest hereunder is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Pledgor with respect to or arising out of any of the Collateral. Each Pledgor shall remain liable to, at its own cost and expense, duly and punctually observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, including, without limitation, the Partnership Documents, all in accordance with the terms and conditions thereof, and each Pledgor agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

                                  ARTICLE III.

                                  MISCELLANEOUS

      Section 3.01. No Discharge. All rights of the Collateral Agent hereunder, the security interest granted hereunder, and the obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way diminished by (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document (including this Agreement and each Guarantee Agreement), any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations, (iv) any exercise or nonexercise by the Collateral Agent or any Secured Party of any right, remedy, power or privilege under or in respect of this Agreement, any other Loan Document or applicable law, including, without limitation, any failure by the Collateral Agent or any Secured Party to setoff or release in whole or in part any balance of any deposit account or credit on its books in favor of any Credit Party or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof, or (v) any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Credit Party or would otherwise, but for this specific provision to the contrary, operate as a discharge of or exonerate any Pledgor as a matter of law.

      Section 3.02. Amendment; Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent with the written consent of the Required Lenders. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in the same, similar or other circumstances. No waiver by any Secured Party of any breach or default of or by any Pledgor under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring.

      Section 3.03. Survival; Severability.

                  (a) All covenants, agreements, representations and warranties made by the Pledgors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any Notes evidencing such Loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

                  (b) Any provision of this Agreement that is illegal, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provisions in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or to otherwise amend this Agreement to achieve such result.

      Section 3.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor, or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. No Pledgor may assign or transfer any of its rights or obligations hereunder or any interest herein or in the Collateral except as expressly contemplated by this Agreement or the other Loan Documents (and any such attempted assignment shall be void).

      Section 3.05. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      Section 3.06. Headings. The Article and Section headings in this
Agreement are for convenience only and shall not affect the construction hereof.

      Section 3.07. Notices. Notices, consents and other communications provided for herein shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. Communications and notices to any Pledgor shall be given to it at its address set forth in Schedule 3.07 hereto.

      Section 3.08. Reimbursement of the Collateral Agent.

                  (a) The Pledgors jointly and severally agree to pay upon demand to the Collateral Agent the amount of any and all reasonable and documented expenses, including the reasonable and documented fees and expenses of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof. If the Pledgors shall fail to do any act or thing that they have covenanted to do hereunder or any representation or warranty of the Pledgors hereunder shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations the cost or expense incurred by the Collateral Agent in so doing.

                  (b) Without limitation of their indemnification obligations under the other Loan Documents, the Pledgors jointly and severally agree to indemnify the Collateral Agent and the Secured Parties and their respective officers, directors, employees, agents, attorneys, and representatives ("Indemnitees") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the default rate (as provided in the Credit Agreement).

      Section 3.09. Counterparts; Additional Pledgors. (a) This Agreement may be executed in separate counterparts (telecopy of any executed counterpart having the same effect as manual delivery thereof), each of which shall constitute an original, but all of which, when taken together, shall constitute but one Agreement.

                  (b) Upon execution and delivery after the date hereof by the Collateral Agent and a Subsidiary of the Company of an instrument in the form of
Exhibit 3.09(b) hereto, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of, or the failure to add, any new Pledgor as a party hereto, in each case whether or not required under the Credit Agreement.

      Section 3.10. Entire Agreement; Jurisdiction; Consent to Service of
Process.

                  (a) Except as expressly herein provided, this Agreement and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof. Any previous agreement among the parties with respect to the transactions contemplated hereunder is superseded by this Agreement and the other Loan Documents. Except as expressly provided herein or in the other Loan Documents, nothing in this Agreement or in any other Loan Document, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or such other Loan Documents.

                  (b) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Pledgor or its properties in the courts of any jurisdiction.

                  (c) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the preceding paragraph. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 3.07. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      Section 3.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY,

AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers or representatives as of the day and year first above written.

THE CHASE MANHATTAN BANK,                      DREW INDUSTRIES INCORPORATED
as Collateral Agent


By:                                            By:
   -----------------------------                  -----------------------------
   Name:                                          Name:
   Title:                                         Title:

                                               KINRO, INC.


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                               SHOALS SUPPLY, INC.


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                               KINRO HOLDING, INC.


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                               SHOALS HOLDING, INC.


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                               KINRO MANUFACTURING, INC.


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                                            Exhibit 2.03
                                                                to
                                                   Pledge and Security Agreement

                               Form of Form UCC-1

                                                            Schedule 2.03
                                                                to
                                                   Pledge and Security Agreement

                        Locations for Filing Forms UCC-1

================================================================================
Limited Partnership                 Debtor                  Locations
--------------------------------------------------------------------------------
A.   Kinro Texas              Kinro Holding, Inc.      1.  NY S/S
     Limited Partnership                               2.  NY-Westchester County
                                                       3.  TX S/S
                                                       4.  TX-Tarrant County
                                                       5.  TX-Johnson County
--------------------------------------------------------------------------------
B.   Shoals Supply Texas      Shoals Holding, Inc.     1.  NY S/S
     Limited Partnership                               2.  NY-Westchester County
                                                       3.  TX S/S
                                                       4.  TX-Tarrant County
                                                       5.  TX-McLennan County
--------------------------------------------------------------------------------
C.   Kinro Tennessee          Kinro Holding, Inc.      1.  NY S/S
     Limited Partnership                               2.  NY-Westchester County
                                                       3.  TN S/S
                                                       4.  TN- Rhea County
--------------------------------------------------------------------------------
D.   Shoals Supply            Shoals Holding, Inc.     1.  NY S/S
     Tennessee Limited                                 2.  NY-Westchester County
     Partnership                                       3.  TN S/S
                                                       4.  TN-Union County
================================================================================

                                                           Schedule 3.07
                                                                to
                                                   Pledge and Security Agreement

                              Addresses for Notice

--------------------------------------------------------------------------------
Party                               Mailing Address                   County
--------------------------------------------------------------------------------
Drew Industries Incorporated   200 Mamaroneck Avenue                Westchester
                               Westchester, NY  10601
--------------------------------------------------------------------------------
Kinro, Inc.                    4381 Green Oaks Boulevard West       Tarrant
                               Arlington, TX  76016
--------------------------------------------------------------------------------
Shoals Supply, Inc.            4381 Green Oaks Boulevard West       Tarrant
                               Arlington, TX  76016
--------------------------------------------------------------------------------
Kinro Holding, Inc.            c/o Drew Industries Incorporated     Westchester
                               200 Mamaroneck Avenue
                               Westchester, NY  10601
--------------------------------------------------------------------------------
Shoals Holding, Inc.           c/o Drew Industries Incorporated     Westchester
                               200 Mamaroneck Avenue
                               Westchester, NY  10601
--------------------------------------------------------------------------------
Kinro Manufacturing, Inc.      4381 Green Oaks Boulevard West       Tarrant
                               Arlington, TX  76016
--------------------------------------------------------------------------------

                                                             Schedule I
                                                                 to
                                                   Pledge and Security Agreement

                                  Pledged Stock

================================================================================
   Pledgor                 Issuer           Number of Shares      Percentage
--------------------------------------------------------------------------------
Drew Industries        Kinro, Inc.                140                100%
--------------------------------------------------------------------------------
Incorporated
                       Shoals Supply, Inc.         10                100%
--------------------------------------------------------------------------------
Kinro, Inc.            Kinro Manufacturing,        10                100%
                       Inc.
                       Kinro Holding, Inc.         10                100%
--------------------------------------------------------------------------------
Shoals Supply, Inc.    Shoals Holding, Inc.        10                100%
================================================================================

                                                             Schedule II
                                                                 to
                                                   Pledge and Security Agreement

                              Partnership Interests

                  (a) All of the present and future right, title and interest as a limited partner in each limited partnership listed in Annex 1 hereto and any successor(s) thereto or assignee(s) thereof (each, a "Partnership"), of each Partnership Pledgor and the rights, interest, and benefits in respect thereof of such Partnership Pledgor arising under the respective agreements, documents and/or certificates (including, without limitation, any publicly filed documents) constituting or governing each such Partnership (the "Partnership Documents"), and all other benefits pertaining thereto and any and all general intangibles and accounts now owned or hereafter arising or acquired relating to such Partnership Pledgor's interest in any Partnership and/or any of the foregoing rights, interest, or benefits; including, without limitation, (i) all distributions by, and any other payments from each Partnership, and all present and future rights to receive any distributions or other payments from each Partnership, whether the same constitute distributions of capital, surplus, or profits, or derive from any other source including, without limitation, any such distribution or payment derived from, representing, based upon, measured by, or otherwise in respect of, (x) the operating revenues of any Partnership, or (y) any sale, assignment, transfer, or other disposition (or transaction having comparable effect) of any assets of any Partnership, any mortgaging, encumbering, or other financing or refinancing of any assets of any Partnership, any insurance proceeds or condemnation awards in respect of any assets of any Partnership, any merger, consolidation, or recapitalization of any Partnership, any redemption or liquidation of the interest of any Partnership Pledgor in any Partnership, or any contribution of any property to any Partnership by any partner therein; and (ii) without limiting clause (i), any other payments or distributions, and any rights to receive the same, from any Partnership, from any partner or partners therein, or from any other party, in respect of (A) any sale, assignment, transfer, encumbrance or other disposition (or transaction having comparable effect) of any partner's interest in any Partnership or any rights in respect thereof, and (B) any payments of principal, interest, or of any other character in respect of any debt owed by any Partnership or any partner therein to any Partnership Pledgor (all of which property and rights referred to in one or more of clauses (i) or (ii) are referred to collectively as the "Pledged Interests"); and

                  (b) the proceeds, products, rents, issues and profits of the Pledged Interests.

                                                        Annex 1 to Schedule II
                                                                 to
                                                   Pledge and Security Agreement

Limited Partnerships

Kinro Texas Limited Partnership, a Texas limited partnership

Kinro Tennessee Limited Partnership, a Tennessee limited partnership

Shoals Supply Texas Limited Partnership, a Texas limited partnership

Shoals Supply Tennessee Limited Partnership, a Tennessee limited partnership